EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James G. Clark, Chief Financial Officer of Education Lending Group, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-QSB of the Company for the quarter ending June 30, 2003 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003	By:	/s/ JAMES G. CLARK
	Name:	James G. Clark
	Title:	Chief Financial Officer